Exhibit 99.2

Exhibit 1
General Motors Company and Subsidiaries
Supplemental Material
(Unaudited)

General Motors Company's (GM) non-GAAP measures include earnings before interest and taxes adjusted for special items, presented net of noncontrolling interests (EBIT-adjusted), earnings per share (EPS)-diluted-adjusted, return on invested capital-adjusted (ROIC-adjusted) and adjusted automotive free cash flow. GM's calculation of these non-GAAP measures may not be comparable to similarly titled measures of other companies due to potential differences between companies in the method of calculation. As a result, the use of these non-GAAP measures has limitations and should not be considered superior to, in isolation from, or as a substitute for, related U.S. GAAP measures. These non-GAAP measures have not been audited or reviewed by GM's independent auditors.

These non-GAAP measures allow management and investors to view operating trends, perform analytical comparisons and benchmark performance between periods and among geographic regions to understand operating performance without regard to items we do not consider a component of our core operating performance. Furthermore, these non-GAAP measures allow investors the opportunity to measure and monitor our performance against our externally communicated targets and evaluate the investment decisions being made by management to improve ROIC-adjusted. Management uses these measures in its financial, investment and operational decision-making processes, for internal reporting and as part of its forecasting and budgeting processes. Further, our Board of Directors uses these and other measures as key metrics to determine management performance under our performance-based compensation plans. For these reasons we believe these non-GAAP measures are useful for our investors.

EBIT-adjusted is used by management and can be used by investors to review GM's consolidated operating results because it excludes automotive interest income, automotive interest expense and income taxes as well as certain additional adjustments that are not considered part of our core operations. Examples of adjustments to EBIT include but are not limited to impairment charges related to goodwill, impairment charges on long-lived assets and other exit costs resulting from strategic shifts in our operations or discrete market and business conditions; costs arising from the ignition switch recall and related legal matters; and certain currency devaluations associated with hyperinflationary economies. For EBIT-adjusted and our other non-GAAP measures, once we have made an adjustment in the current period for an item, we will also adjust the related non-GAAP measure in any future periods in which there is an impact from the item.

EPS-diluted-adjusted is used by management and can be used by investors to review GM's consolidated diluted earnings per share results on a consistent basis. EPS-diluted-adjusted is calculated as net income attributable to common stockholders-diluted less certain adjustments noted above for EBIT-adjusted and gains or losses on the extinguishment of debt obligations on an after-tax basis as well as certain income tax adjustments divided by weighted-average common shares outstanding-diluted. Examples of income tax adjustments include the establishment or reversal of significant deferred tax asset valuation allowances.

ROIC-adjusted is used by management and can be used by investors to review GM's investment and capital allocation decisions. GM defines ROIC-adjusted as EBIT-adjusted for the trailing four quarters divided by average net assets, which is considered to be the average equity balances adjusted for average automotive debt and interest liabilities, exclusive of capital leases; average automotive net pension and OPEB liabilities; and average automotive net income tax assets during the same period.

Adjusted automotive free cash flow is used by management and can be used by investors to review the liquidity of GM's automotive operations and to measure and monitor our performance against our capital allocation framework and evaluate our automotive liquidity against the substantial cash requirements of our automotive operations. GM measures adjusted automotive free cash flow as automotive cash flow from operations less capital expenditures adjusted for management actions, primarily related to strengthening its balance sheet, such as prepayments of debt and discretionary contributions to employee benefit plans.

General Motors Company and Subsidiaries
Supplemental Material
(Unaudited)

The following table reconciles segment profit (loss) to Net income attributable to common stockholders (dollars in millions):

	Three Months Ended		Nine Months Ended
	September 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015
Operating segments
GM North America (GMNA)	$3,486	$3,293	$9,429	$8,255
GM Europe (GME)	(142)	(231)	(11)	(515)
GM International Operations (GMIO)	271	269	819	989
GM South America (GMSA)	(121)	(217)	(309)	(575)
General Motors Financial Company, Inc. (GM Financial)(a)	229	231	720	670
Total operating segments(b)	3,723	3,345	10,648	8,824
Corporate and eliminations	(180)	(249)	(503)	(775)
EBIT-adjusted	3,543	3,096	10,145	8,049
Special items
Ignition switch recall and related legal matters(c)	110	(1,500)	(65)	(1,725)
Thailand asset impairment(d)	—	—	—	(297)
Venezuela currency devaluation and asset impairment(e)	—	—	—	(720)
Russia exit costs(f)	—	—	—	(450)
Other	—	—	—	35
Total special items	110	(1,500)	(65)	(3,157)
Automotive interest income	44	40	140	130
Automotive interest expense	(148)	(112)	(422)	(330)
Income tax expense	(776)	(165)	(2,206)	(1,271)
Net income attributable to common stockholders	$2,773	$1,359	$7,592	$3,421
__________

(a)	GM Financial amounts represent earnings before income taxes-adjusted.

(b)	GM's automotive operations' interest income, interest expense and income tax expense are recorded centrally in Corporate.

(c)
These adjustments were excluded because of the unique events associated with the ignition switch recall. These events included the creation of the ignition switch recall compensation program, as well as various investigations, inquiries, and complaints from various constituents.

(d)	These adjustments were excluded because of the significant restructuring of our Thailand operations and the strategic actions taken to focus on the production of pick-up trucks and SUVs.

(e)
This adjustment was excluded because of the devaluation of the Venezuela Bolivar Fuerte (BsF), our inability to transact at the Complementary System of Foreign Currency Administration (SICAD) rate to obtain U.S. Dollars and the market restrictions imposed by the Venezuelan government.

(f)
These adjustments were excluded because of our decision to exit the Russia market as a result of a strategic shift in our operations. The costs primarily consisted of sales incentives, dealer restructuring and other contract cancellation costs, and asset impairments.

General Motors Company and Subsidiaries
Supplemental Material
(Unaudited)

The following table reconciles diluted earnings per common share under U.S. GAAP to EPS-diluted-adjusted:

	Three Months Ended				Nine Months Ended
	September 30, 2016		September 30, 2015		September 30, 2016		September 30, 2015
	Amount	Per Share	Amount	Per Share	Amount	Per Share	Amount	Per Share
Diluted earnings per common share	$2,773	$1.76	$1,357	$0.84	$7,591	$4.81	$3,418	$2.07
Adjustments
Ignition switch recall and related legal matters	(110)	(0.07)	1,500	0.93	65	0.04	1,725	1.04
Thailand asset impairment	—	—	—	—	—	—	297	0.18
Venezuela currency devaluation and asset impairment	—	—	—	—	—	—	720	0.43
Russia exit costs	—	—	—	—	—	—	450	0.27
Other	—	—	—	—	—	—	(35)	(0.02)
Total adjustments	(110)	(0.07)	1,500	0.93	65	0.04	3,157	1.90
Tax effect on adjustments(a)	41	0.03	(226)	(0.14)	(25)	(0.01)	(354)	(0.21)
Tax adjustments(b)	—	—	(212)	(0.13)	—	—	(212)	(0.13)
EPS-diluted-adjusted	$2,704	$1.72	$2,419	$1.50	$7,631	$4.84	$6,009	$3.63
________

(a)	The tax effect of each adjustment is determined based on the tax laws and valuation allowance status of the jurisdiction in which the adjustment relates.

(b)
These adjustments were excluded as the tax benefits resulted from our decisions to restructure our Holden operations and withdraw our Chevrolet brand from Europe, which were each considered adjustments to EBIT in prior periods.

The following table summarizes the calculation of ROIC-adjusted (dollars in billions):

	Four Quarters Ended
	September 30, 2016	September 30, 2015
EBIT-adjusted	$12.9	$10.5
Average equity	$42.7	$35.9
Add: Average automotive debt and interest liabilities (excluding capital leases)	9.5	8.3
Add: Average automotive net pension & OPEB liability	25.2	29.2
Less: Average net automotive income tax asset	(35.2)	(33.1)
ROIC-adjusted average net assets	$42.2	$40.3
ROIC-adjusted	30.6%	26.0%

General Motors Company and Subsidiaries
Supplemental Material
(Unaudited)

The following table reconciles Net income attributable to common stockholders under U.S. GAAP to EBIT-adjusted used in the calculation of ROIC-adjusted (dollars in millions):

	Three Months Ended
	September 30,		June 30,		March 31,		December 31,
	2016	2015	2016	2015	2016	2015	2015	2014
Net income attributable to common stockholders	$2,773	$1,359	$2,866	$1,117	$1,953	$945	$6,266	$1,987
Income tax expense (benefit)	776	165	871	577	559	529	(3,168)	279
Gain on extinguishment of debt	—	—	—	—	—	—	(449)	(200)
Automotive interest expense	148	112	147	108	127	110	113	104
Automotive interest income	(44)	(40)	(52)	(41)	(44)	(49)	(39)	(56)
Adjustments
Ignition switch recall and related legal matters	(110)	1,500	115	75	60	150	60	—
Thailand asset impairments	—	—	—	297	—	—	—	158
Venezuela currency devaluation and asset impairment	—	—	—	720	—	—	—	—
Goodwill impairments	—	—	—	—	—	—	—	120
Russia exit costs	—	—	—	17	—	428	(7)	—
Other	—	—	—	1	—	(31)	(11)	22
Total adjustments	(110)	1,500	115	1,110	60	547	42	300
EBIT-adjusted	$3,543	$3,096	$3,947	$2,871	$2,655	$2,082	$2,765	$2,414

The following table reconciles expected diluted earnings per common share under U.S. GAAP to expected EPS-diluted-adjusted:

Year Ending December 31, 2016
Diluted earnings per common share	$ 5.47-5.97
Adjustments(a)	0.04
Tax effect on adjustments(b)	(0.01)
EPS-diluted-adjusted	$ 5.50-6.00
________

(a)
Includes the adjustments disclosed in Note 16 to GM's condensed consolidated financial statements of Form 10-Q for the quarterly period ended September 30, 2016 and does not consider the potential future impact of adjustments.

(b)	The tax effect of each adjustment is determined based on the tax laws and valuation allowance status of the jurisdiction in which the adjustment relates.

The following table reconciles Net automotive cash provided by operating activities under U.S. GAAP to adjusted automotive free cash flow (dollars in millions):

	Three Months Ended		Nine Months Ended
	September 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015
Net automotive cash provided by operating activities	$5,753	$2,643	$10,021	$7,760
Capital expenditures	(2,272)	(1,815)	(6,835)	(5,260)
Adjustment – discretionary pension plan contributions	—	—	1,982	—
Adjusted automotive free cash flow	$3,481	$828	$5,168	$2,500

General Motors Company and Subsidiaries
Supplemental Material
(Unaudited)

The following tables summarize key financial information by segment (dollars in millions):

	GMNA	GME	GMIO	GMSA	Corporate	Eliminations	Total Automotive	GM Financial	Eliminations	Total
Three Months Ended September 30, 2016
Net sales and revenue	$31,078	$4,225	$2,963	$2,029	$39		$40,334	$2,499	$(8)	$42,825
Expenditures for property	$1,850	$223	$123	$75	$2	$(1)	$2,272	$24	$—	$2,296
Depreciation and amortization	$1,086	$116	$114	$75	$4	$(1)	$1,394	$1,257	$—	$2,651
Impairment charges	$2	$30	$3	$—	$—	$—	$35	$—	$—	$35
Equity income(a)	$3	$—	$458	$—	$—	$—	$461	$36	$—	$497

	GMNA	GME	GMIO	GMSA	Corporate	Eliminations	Total Automotive	GM Financial	Eliminations	Total
Three Months Ended September 30, 2015
Net sales and revenue	$27,794	$4,556	$3,016	$1,738	$36		$37,140	$1,707	$(4)	$38,843
Expenditures for property	$1,352	$210	$83	$115	$55	$—	$1,815	$20	$—	$1,835
Depreciation and amortization	$928	$124	$110	$56	$4	$(1)	$1,221	$657	$—	$1,878
Impairment charges	$81	$15	$7	$—	$—	$—	$103	$—	$—	$103
Equity income(a)	$5	$—	$467	$—	$—	$—	$472	$30	$—	$502

	GMNA	GME	GMIO	GMSA	Corporate	Eliminations	Total Automotive	GM Financial	Eliminations	Total
Nine Months Ended September 30, 2016
Net sales and revenue	$87,736	$14,292	$8,467	$5,010	$113		$115,618	$6,866	$(22)	$122,462
Expenditures for property	$5,350	$796	$416	$269	$7	$(3)	$6,835	$71	$—	$6,906
Depreciation and amortization	$3,179	$334	$327	$202	$12	$(3)	$4,051	$3,313	$—	$7,364
Impairment charges	$43	$84	$66	$—	$—	$—	$193	$—	$—	$193
Equity income(a)	$162	$—	$1,446	$—	$—	$—	$1,608	$109	$—	$1,717

	GMNA	GME	GMIO	GMSA	Corporate	Eliminations	Total Automotive	GM Financial	Eliminations	Total
Nine Months Ended September 30, 2015
Net sales and revenue	$78,951	$13,992	$9,181	$5,939	$111		$108,174	$4,576	$(15)	$112,735
Expenditures for property	$3,775	$702	$372	$350	$61	$—	$5,260	$64	$—	$5,324
Depreciation and amortization	$2,793	$284	$331	$205	$12	$(3)	$3,622	$1,496	$—	$5,118
Impairment charges	$350	$94	$312	$34	$—	$—	$790	$—	$—	$790
Equity income(a)	$15	$1	$1,477	$—	$—	$—	$1,493	$86	$—	$1,579
_________

(a)
Includes automotive China joint ventures equity income of $459 million and $463 million in the three months ended September 30, 2016 and 2015 and $1,448 million and $1,485 million in the nine months ended September 30, 2016 and 2015.

General Motors Company and Subsidiaries
Supplemental Material
(Unaudited)

Vehicle Sales

GM presents both wholesale and retail vehicle sales data to assist in the analysis of its revenue and market share. GM does not currently export vehicles to Cuba, Iran, North Korea, Sudan or Syria. Accordingly, these countries are excluded from industry sales data and corresponding calculations of GM's market share.

Wholesale vehicle sales data, which represents sales directly to dealers and others, is the measure that correlates to GM's revenue from the sale of vehicles, which is the largest component of Automotive net sales and revenue. Wholesale vehicle sales exclude vehicles produced by joint ventures. In the nine months ended September 30, 2016 46.1% of GM's wholesale vehicle sales volume was generated outside the U.S. The following table summarizes total wholesale vehicle sales of new vehicles by automotive segment (vehicles in thousands):

	Three Months Ended		Nine Months Ended
	September 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015
GMNA	1,030	938	2,908	2,645
GME	261	276	880	847
GMIO	136	146	406	431
GMSA	153	142	400	435
Worldwide	1,580	1,502	4,594	4,358

General Motors Company and Subsidiaries
Supplemental Material
(Unaudited)

Retail vehicle sales data, which represents sales to end customers based upon the good faith estimates of management, including fleets, does not correlate directly to the revenue GM recognizes during the period. However, retail vehicle sales data is indicative of the underlying demand for GM vehicles. Market share information is based primarily on retail vehicle sales volume. In countries where end customer data is not readily available, other data sources such as wholesale or forecast volumes are used to estimate retail vehicle sales.

Retail vehicle sales data includes all sales by joint ventures on a total vehicle basis, not based on the percentage of ownership in the joint venture. Certain joint venture agreements in China allow for the contractual right to report vehicle sales on non-GM trademarked vehicles by those joint ventures. Retail vehicle sales data includes vehicles used by dealers under courtesy transportation programs and vehicles sold through the dealer registration channel primarily in Europe. This sales channel consists primarily of dealer demonstrator, loaner and self-registered vehicles which are not eligible to be sold as new vehicles after being registered by dealers. Certain fleet sales that are accounted for as operating leases are included in retail vehicle sales at the time of delivery to daily rental car companies. The following table summarizes total retail sales volume, or estimated sales volume where retail sales volume is not available, by geographic region (vehicles in thousands):

	Three Months Ended		Nine Months Ended
	September 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015
United States
Chevrolet - Cars	174	182	548	590
Chevrolet - Trucks	241	239	665	649
Chevrolet - Crossovers	110	121	320	358
Cadillac	46	45	119	126
Buick	66	61	170	168
GMC	136	146	390	409
Total United States	773	794	2,212	2,300
Canada, Mexico and Other	146	137	416	385
Total North America	919	931	2,628	2,685
Europe
Opel/Vauxhall	273	268	895	851
Chevrolet(a)	10	21	28	50
Total Europe	283	289	923	901
Asia/Pacific, Middle East and Africa
Chevrolet	235	258	668	848
Wuling	293	318	969	1,113
Buick	284	238	844	686
Baojun	149	122	478	304
Cadillac	30	19	80	60
Other	45	50	140	155
Total Asia/Pacific, Middle East and Africa	1,036	1,005	3,179	3,166
South America(b)	153	151	422	486
Total Worldwide	2,391	2,376	7,152	7,238
_______
(a) Includes Buick, Cadillac and GMC sales.
(b) Primarily Chevrolet.

General Motors Company and Subsidiaries
Supplemental Material
(Unaudited)

The wholesale vehicle sales at GM's China joint ventures presented in the following table are included in GM's retail vehicle sales on the preceding page (vehicles in thousands):

	Three Months Ended		Nine Months Ended
	September 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015
SAIC General Motors Sales Co., Ltd.	433	373	1,243	1,158
SAIC GM Wuling Automobile Co., Ltd. and FAW-GM Light Duty Commercial Vehicle Co., Ltd.	441	441	1,447	1,418

	Three Months Ended		Nine Months Ended
	September 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015
Market Share
United States - Cars	12.6%	11.6%	12.6%	12.4%
United States - Trucks	25.0%	25.2%	23.6%	24.4%
United States - Crossovers	14.6%	16.9%	14.7%	17.3%
Total United States	17.0%	17.1%	16.6%	17.2%
Total North America	16.5%	16.6%	16.1%	16.7%
Total Europe	6.0%	6.3%	6.1%	6.2%
Total Asia/Pacific, Middle East and Africa	9.3%	10.0%	9.5%	9.9%
Total South America	15.9%	14.1%	15.6%	15.3%
Total Worldwide	10.7%	11.1%	10.5%	11.0%

United States fleet sales as a percentage of retail vehicle sales	15.5%	17.7%	19.1%	22.8%

North America Capacity Two Shift Utilization	115.3%	106.2%	106.6%	106.0%

General Motors Company and Subsidiaries
Condensed Consolidating Income Statements
(In millions) (Unaudited)

	Three Months Ended September 30, 2016				Three Months Ended September 30, 2015
	Automotive	GM Financial	Eliminations	Consolidated	Automotive	GM Financial	Eliminations	Consolidated
Net sales and revenue
Automotive	$40,334	$—	$—	$40,334	$37,140	$—	$—	$37,140
GM Financial	—	2,499	(8)	2,491	—	1,707	(4)	1,703
Total net sales and revenue	40,334	2,499	(8)	42,825	37,140	1,707	(4)	38,843
Costs and expenses
Automotive cost of sales	34,781	—	(3)	34,778	32,060	—	(2)	32,058
GM Financial interest, operating and other expenses	—	2,306	—	2,306	—	1,506	—	1,506
Automotive selling, general and administrative expense	2,724	—	—	2,724	4,282	—	—	4,282
Total costs and expenses	37,505	2,306	(3)	39,808	36,342	1,506	(2)	37,846
Operating income	2,829	193	(5)	3,017	798	201	(2)	997
Automotive interest expense	154	—	(6)	148	114	—	(2)	112
Interest income and other non-operating income, net	123	—	(1)	122	119	—	—	119
Equity income	461	36	—	497	472	30	—	502
Income before income taxes	3,259	229	—	3,488	1,275	231	—	1,506
Income tax expense	704	72	—	776	159	6	—	165
Net income	2,555	157	—	2,712	1,116	225	—	1,341
Net loss attributable to noncontrolling interests	61	—	—	61	18	—	—	18
Net income attributable to common stockholders	$2,616	$157	$—	$2,773	$1,134	$225	$—	$1,359

	Nine Months Ended September 30, 2016				Nine Months Ended September 30, 2015
	Automotive	GM Financial	Eliminations	Consolidated	Automotive	GM Financial	Eliminations	Consolidated
Net sales and revenue
Automotive	$115,618	$—	$—	$115,618	$108,174	$—	$—	$108,174
GM Financial	—	6,866	(22)	6,844	—	4,576	(15)	4,561
Total net sales and revenue	115,618	6,866	(22)	122,462	108,174	4,576	(15)	112,735
Costs and expenses
Automotive cost of sales	99,801	—	(8)	99,793	95,337	—	(8)	95,329
GM Financial interest, operating and other expenses	—	6,255	—	6,255	—	3,992	—	3,992
Automotive selling, general and administrative expense	8,389	—	—	8,389	10,376	—	—	10,376
Total costs and expenses	108,190	6,255	(8)	114,437	105,713	3,992	(8)	109,697
Operating income	7,428	611	(14)	8,025	2,461	584	(7)	3,038
Automotive interest expense	437	—	(15)	422	337	—	(7)	330
Interest income and other non-operating income, net	380	—	(1)	379	373	—	—	373
Equity income	1,608	109	—	1,717	1,493	86	—	1,579
Income before income taxes	8,979	720	—	9,699	3,990	670	—	4,660
Income tax expense	2,062	144	—	2,206	1,151	120	—	1,271
Net income	6,917	576	—	7,493	2,839	550	—	3,389
Net loss attributable to noncontrolling interests	99	—	—	99	32	—	—	32
Net income attributable to common stockholders	$7,016	$576	$—	$7,592	$2,871	$550	$—	$3,421

General Motors Company and Subsidiaries
Basic and Diluted Earnings per Share
(Unaudited)

The following table summarizes basic and diluted earnings per share (in millions, except per share amounts):

	Three Months Ended		Nine Months Ended
	September 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015
Basic earnings per share
Net income attributable to common stockholders	$2,773	$1,359	$7,592	$3,421
Weighted-average common shares outstanding	1,550	1,577	1,548	1,597
Basic earnings per common share	$1.79	$0.86	$4.90	$2.14
Diluted earnings per share
Net income attributable to common stockholders – diluted	$2,773	$1,357	$7,591	$3,418
Weighted-average common shares outstanding – diluted	1,574	1,618	1,578	1,655
Diluted earnings per common share	$1.76	$0.84	$4.81	$2.07

General Motors Company and Subsidiaries
Condensed Consolidating Balance Sheets
(In millions, except per share amounts) (Unaudited)

	September 30, 2016				December 31, 2015
	Automotive	GM Financial	Eliminations	Consolidated	Automotive	GM Financial	Eliminations	Consolidated
ASSETS
Current Assets
Cash and cash equivalents	$13,344	$2,588	$—	$15,932	$12,177	$3,061	$—	$15,238
Marketable securities	8,172	—	—	8,172	8,163	—	—	8,163
Restricted cash	126	1,518	—	1,644	180	1,410	—	1,590
Accounts and notes receivable, net(a)(c)	11,437	972	(1,672)	10,737	8,590	681	(934)	8,337
GM Financial receivables, net(b)	—	20,833	(338)	20,495	—	18,281	(230)	18,051
Inventories	15,427	—	—	15,427	13,764	—	—	13,764
Equipment on operating leases, net	2,055	—	—	2,055	2,783	—	—	2,783
Other current assets	1,491	540	3	2,034	1,152	330	—	1,482
Total current assets	52,052	26,451	(2,007)	76,496	46,809	23,763	(1,164)	69,408
Non-current Assets
Restricted cash	44	537	—	581	52	531	—	583
GM Financial receivables, net	—	20,299	—	20,299	—	18,500	—	18,500
Equity in net assets of nonconsolidated affiliates	7,705	940	—	8,645	8,215	986	—	9,201
Property, net	34,460	253	—	34,713	31,010	219	—	31,229
Goodwill and intangible assets, net	4,969	1,385	—	6,354	4,558	1,389	—	5,947
GM Financial equipment on operating leases, net	—	31,775	—	31,775	—	20,172	—	20,172
Deferred income taxes(c)	34,809	216	—	35,025	36,635	225	—	36,860
Other assets	3,344	344	—	3,688	2,142	296	—	2,438
Total non-current assets	85,331	55,749	—	141,080	82,612	42,318	—	124,930
Total Assets	$137,383	$82,200	$(2,007)	$217,576	$129,421	$66,081	$(1,164)	$194,338
LIABILITIES AND EQUITY
Current Liabilities
Accounts payable (principally trade)(a)	$28,652	$788	$(812)	$28,628	$24,093	$740	$(771)	$24,062
Short-term debt and current portion of long-term debt
Automotive(a)(b)	1,791	—	(779)	1,012	1,209	—	(392)	817
GM Financial(d)	—	24,777	(415)	24,362	—	18,745	—	18,745
Accrued liabilities(c)	26,257	2,277	(1)	28,533	26,043	1,550	—	27,593
Total current liabilities	56,700	27,842	(2,007)	82,535	51,345	21,035	(1,163)	71,217
Non-current Liabilities
Long-term debt
Automotive	9,740	—	—	9,740	7,948	—	—	7,948
GM Financial	—	43,986	—	43,986	—	35,601	—	35,601
Postretirement benefits other than pensions	5,621	—	—	5,621	5,685	—	—	5,685
Pensions	17,485	110	—	17,595	20,804	107	—	20,911
Other liabilities(c)	11,774	1,310	—	13,084	11,627	1,027	(1)	12,653
Total non-current liabilities	44,620	45,406	—	90,026	46,064	36,735	(1)	82,798
Total Liabilities	101,320	73,248	(2,007)	172,561	97,409	57,770	(1,164)	154,015
Commitments and contingencies
Equity
Common stock, $0.01 par value	15	—	—	15	15	—	—	15
Additional paid-in capital	27,240	1	—	27,241	27,606	1	—	27,607
Retained earnings	15,417	10,000	—	25,417	10,870	9,415	—	20,285
Accumulated other comprehensive loss	(6,904)	(1,049)	—	(7,953)	(6,931)	(1,105)	—	(8,036)
Total stockholders’ equity	35,768	8,952	—	44,720	31,560	8,311	—	39,871
Noncontrolling interests	295	—	—	295	452	—	—	452
Total Equity	36,063	8,952	—	45,015	32,012	8,311	—	40,323
Total Liabilities and Equity	$137,383	$82,200	$(2,007)	$217,576	$129,421	$66,081	$(1,164)	$194,338
_________

(a)
Eliminations include Automotive accounts receivables of $405 million offset by GM Financial accounts payables, GM Financial accounts receivables of $409 million offset by Automotive accounts payable and GM Financial notes receivables of $441 million offset by loans to Automotive at September 30, 2016 and Automotive accounts receivables of $358 million offset by GM Financial accounts payables, GM Financial accounts receivables of $409 million offset by Automotive accounts payable and GM Financial notes receivables of $163 million offset by loans to Automotive at December 31, 2015.

(b)	Eliminations include GM Financial receivables of $338 million and $230 million offset by loans to Automotive at September 30, 2016 and December 31, 2015.

(c)	As a result of GM's adoption of Accounting Standards Update 2015-17, certain prior year amounts have been reclassified.

(d)	Elimination represents a $415 million loan to GM Financial under support agreement entered into in September 2014 offset by Automotive accounts and notes receivable.

General Motors Company and Subsidiaries
Condensed Consolidating Statements of Cash Flows
(In millions) (Unaudited)

	Nine Months Ended September 30, 2016				Nine Months Ended September 30, 2015
	Automotive	GM Financial	Reclassification(a)	Consolidated	Automotive	GM Financial	Reclassification(a)	Consolidated
Cash flows from operating activities
Net income	$6,918	$575	$—	7,493	$2,839	$550	$—	3,389
Depreciation, amortization and impairment charges	4,244	3,313	—	7,557	4,412	1,496	—	5,908
Foreign currency remeasurement and transaction losses	262	8	—	270	898	13	—	911
Undistributed earnings of nonconsolidated affiliates, net	380	20	—	400	248	(85)	—	163
Pension contributions and OPEB payments	(3,103)	(3)	—	(3,106)	(1,193)	(3)	—	(1,196)
Pension and OPEB (income) expense, net	(427)	4	—	(423)	242	4	—	246
Provision for deferred taxes	1,870	51	—	1,921	461	33	—	494
Change in other operating assets and liabilities	(123)	(110)	(1,350)	(1,583)	(147)	176	(475)	(446)
Net cash provided by operating activities	10,021	3,858	(1,350)	12,529	7,760	2,184	(475)	9,469
Cash flows from investing activities
Expenditures for property	(6,835)	(71)	—	(6,906)	(5,260)	(64)	—	(5,324)
Available-for-sale marketable securities, acquisitions	(8,613)	—	—	(8,613)	(6,868)	—	—	(6,868)
Trading marketable securities, acquisitions	(249)	—	—	(249)	(1,028)	—	—	(1,028)
Available-for-sale marketable securities, liquidations	8,090	—	—	8,090	7,485	—	—	7,485
Trading marketable securities, liquidations	846	—	—	846	1,441	—	—	1,441
Acquisition of companies/investments, net of cash acquired	(804)	—	—	(804)	(4)	(924)	—	(928)
Increase in restricted cash	(165)	(321)	—	(486)	(148)	(451)	—	(599)
Decrease in restricted cash	204	198	—	402	95	215	—	310
Purchases of finance receivables, net	—	(14,580)	1,350	(13,230)	—	(13,576)	475	(13,101)
Principal collections and recoveries on finance receivables	—	9,904	—	9,904	—	8,718	—	8,718
Purchases of leased vehicles, net	—	(15,051)	—	(15,051)	—	(11,036)	—	(11,036)
Proceeds from termination of leased vehicles	—	1,801	—	1,801	—	662	—	662
Other investing activities	175	(3)		172	65	24		89
Net cash used in investing activities	(7,351)	(18,123)	1,350	(24,124)	(4,222)	(16,432)	475	(20,179)
Cash flows from financing activities
Net increase (decrease) in short-term debt	11	497	—	508	(52)	539	—	487
Proceeds from issuance of debt (original maturities greater than three months)	2,248	30,288	—	32,536	162	24,654	—	24,816
Payments on debt (original maturities greater than three months)	(452)	(16,985)	—	(17,437)	(225)	(12,098)	—	(12,323)
Payments to purchase common stock	(1,501)	—	—	(1,501)	(2,888)	—	—	(2,888)
Dividends paid	(1,782)	—	—	(1,782)	(1,678)	—	—	(1,678)
Other financing activities	—	(119)	—	(119)	54	(124)	—	(70)
Net cash provided by (used in) financing activities	(1,476)	13,681	—	12,205	(4,627)	12,971	—	8,344
Effect of exchange rate changes on cash and cash equivalents	53	31	—	84	(1,001)	(154)	—	(1,155)
Net transactions with Automotive/GM Financial(b)	(80)	80	—	—	(59)	59	—	—
Net increase (decrease) in cash and cash equivalents	1,167	(473)	—	694	(2,149)	(1,372)	—	(3,521)
Cash and cash equivalents at beginning of period	12,177	3,061	—	15,238	15,980	2,974	—	18,954
Cash and cash equivalents at end of period	$13,344	$2,588	$—	$15,932	$13,831	$1,602	$—	$15,433
_________

(a)	Reclassification of purchases/collections of wholesale finance receivables resulting from vehicles sold by GM to dealers that have arranged their inventory floor plan financing through GM Financial.

(b)	Amounts loaned from GM Financial to Automotive used to fund company vehicles and for commercial loans to dealers we consolidate.